UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 6, 2017

STEWART INFORMATION SERVICES CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-02658	74-1677330
(STATE OR OTHER JURISDICTION)	(COMMISSION FILE NO.)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1980 Post Oak Blvd, Houston, Texas 77056

(Address Of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (713) 625-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

See Item 7.01 below.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company has appointed John L. Killea, 61, to the role of President, Chief Legal Officer & Chief Compliance Officer of the Company, effective November 6, 2017. Mr. Killea currently serves as the Company’s Chief Legal Officer & Chief Compliance Officer, a position he has held since 2012. Mr. Killea joined the Company in 2000 as Counsel in the claims and agency underwriting areas for Stewart Title Insurance Company (“STIC”), the Company’s New York underwriter. He has served as Chief Claims Counsel and General Counsel for STIC, and starting in 2008 served as General Counsel for Stewart Title Guaranty Company. Mr. Killea has over 35 years of legal experience, having received a Bachelor of Arts cum laude from Lafayette College and a Juris Doctorate from Fordham University School of Law. He is a member of the New York State Bar Association and has been admitted to practice in the State of New York and the United States District Court for both the Eastern and Southern Districts of New York.

In connection with his appointment to the additional role of President of the Company, the Board of Directors of the Company (the “Board”) approved adjustments to Mr. Killea’s compensation. Under the revised terms of his compensation arrangement, Mr. Killea is entitled to receive an annual salary of $450,000, effective November 6, 2017. Mr. Killea will continue to participate in the Company’s Short Term Incentive Plan with a revised annual target opportunity of 100% of his base salary, effective for the 2018 performance year. In addition, Mr. Killea will also continue to participate in the Company’s Long-Term Incentive Plan (as amended) with a revised target opportunity of 100% of his base salary, effective for the 2018 performance year. In recognition of his dedication to the Company and as incentive for his continued commitment, the Board will also provide a special grant of restricted stock units (“RSUs”) with a grant date fair value of $750,000 as of November 3, 2017. The RSUs are expected to be granted as of November 6, 2017, and will be subject to the terms of the Company’s 2014 Long-Term Incentive Plan (as amended) and Mr. Killea's employment agreement. The RSUs will vest (i) 13.33% on the first anniversary of the grant date, (ii) 20% on the second anniversary of the grant date, (iii) 33.33% on the day after the second anniversary of the grant date and (iv) the remainder on the third anniversary of the grant date. The remaining terms of the RSUs will be substantially similar to the terms of other outstanding grants of Company restricted stock unit awards. All other material terms of Mr. Killea’s compensation remain unchanged.

ITEM 7.01.	REGULATION FD DISCLOSURE

On November 6, 2017, the Company issued a press release regarding financial results for the three and nine months ended September 30, 2017 and also announced that the Board had formed a strategic committee which has been pursuing the full range of strategic alternatives available to the Company. These alternatives include, among other things, business combinations, the sale of the Company, and continuing to execute on the Company’s standalone business plan. There can be no assurance that this process will result in a particular outcome. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The Company makes reference to non-GAAP financial measures in the press release. A reconciliation of the non-GAAP financial measures to the comparable GAAP financial measures is contained in the press release.

The information furnished in Items 2.02 and 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filings under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings.

Forward Looking Statements

Certain statements furnished in Items 2.02 and 7.01 are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to future, not past, events and often address the Company’s expected future business and financial performance. These statements often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "will," "foresee" or other similar words. Forward-looking statements by their nature are subject to various risks and uncertainties that could cause the Company’s actual results to be materially different than those expressed in the forward-looking statements. These risks and uncertainties include, among other things, the challenging economic conditions; adverse changes in the level of real estate activity; changes in mortgage interest rates, existing and new home sales, and availability of mortgage financing; the Company’s ability to respond to and implement technology changes, including the completion of the implementation of the Company’s enterprise systems; the impact of unanticipated title losses or the need to strengthen the Company’s policy loss reserves; any effect of title losses on the Company’s cash flows and financial condition; the ability to attract and retain highly productive sales associates; the impact of vetting the Company’s agency operations for quality and profitability; independent agency remittance rates; changes to the participants in the secondary mortgage market and the rate of refinancing that affects the demand for title insurance products; regulatory non-compliance, fraud or defalcations by the Company’s title insurance agencies or employees; the Company’s ability to timely and cost-effectively respond to significant industry changes and introduce new products and services; the outcome of pending litigation; the impact of changes in governmental and insurance regulations, including any future reductions in the pricing of title insurance products and services; the Company’s dependence on the Company’s operating subsidiaries as a source of cash flow; the continued realization of expense savings from the Company’s cost management program; the Company’s ability to successfully integrate acquired businesses; the Company’s ability to access the equity and debt financing markets when and if needed; the Company’s ability to grow its international operations; seasonality and weather; and the Company’s ability to respond to the actions of the Company’s competitors. These risks and uncertainties, as well as others, are discussed in more detail in the Company’s documents filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and if applicable, the Company’s Quarterly Reports on Form 10-Q, and the Company’s Current Reports on Form 8-K. All forward-looking statements included in this Form 8-K are expressly qualified in their entirety by such cautionary statements. The Company expressly disclaims any obligation to update, amend or clarify any forward-looking statements contained in this Form 8-K to reflect events or circumstances that may arise after the date hereof, except as may be required by applicable law.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS

Exhibit No.	Description
99.1	Press release dated November 6, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART INFORMATION SERVICES CORPORATION (Registrant)

By:	/S/ David C. Hisey
(David C. Hisey, Chief Financial Officer, Secretary and Treasurer)

Date: November 6, 2017